UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2024

EVOFEM BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36754	20-8527075
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7770 Regents Road, Suite 113-618

San Diego, California 92122

(Address of principal executive offices)

(858) 550-1900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.0001 per share	EVFM	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed in that Current Report on Form 8-K filed by Evofem Biosciences, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on July 18, 2024, on July 12, 2024, the Company, Aditxt, Inc., a Delaware corporation (“Aditxt”), and Adifem, Inc., a Delaware corporation and wholly-owned subsidiary of Aditxt (the “Merger Sub”) entered into the Amended and Restated Merger Agreement (the “A&R Merger Agreement”), whereby the Merger Sub will merge with and into the Company with Company being the surviving company and wholly-owned subsidiary of Aditxt (the “Merger”).

On August 16, 2024, the Company, Aditxt and Merger Sub entered into the first amendment to the A&R Merger Agreement (the “First Amendment”), to change the funding date for the Third Parent Equity Investment Date (as defined in the A&R Merger Agreement) from August 30, 2024 to the earlier of (i) September 6, 2024 or (ii) five (5) business days of the closing of a public offering by Parent resulting in aggregate net proceeds to Parent of no less than $20,000,000.

Item 1.01 of this Current Report on Form 8-K contains only a brief description of the material terms of the First Amendment and does not purport to be a complete description of the First Amendment. Such description is qualified in its entirety by reference to the full text of the form of First Amendment, which is attached as Exhibit 2.1, to this Current Report on Form 8-K.

Important Information About the Merger and Where to Find It

In connection with the proposed Merger, the Company intends to file a proxy statement. The preliminary and definitive proxy statements and other relevant documents will be sent or given to the stockholders of the Company as of the record date established for voting on the proposed Merger and will contain important information about the proposed Merger and related matters. Before making any voting decision, investors and security holders of the Company are urged to read, when available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement in connection with the Company’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed Merger because these documents will contain important information about the Company, Aditxt and the proposed Merger. The definitive proxy statement will be made available to the Company’s stockholders as of a record date to be established for voting on the proposed Merger. Aditxt stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

The Company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Merger. The Company’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and executive officers of the Company in the Company’s public filings. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s stockholders in connection with the proposed Merger will be set forth in the proxy statement for the proposed Merger when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Merger will be included in the proxy statement that the Company intends to file with the SEC, as described in the “Important Information About the Merger and Where to Find It” section of this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this Current Report on Form 8-K, including statements regarding the Company’s or Evofem’s future results of operations and financial position are forward-looking statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “target,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the respective management teams of the Company and Aditxt and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company and Aditxt.

These forward-looking statements are subject to a number of risks including, but not limited to, the following risks relating to the proposed transactions: (1) the risk that the proposed transactions may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (2) the failure to satisfy the conditions to Closing (as defined in the A&R Merger Agreement), including the approval by the stockholders of the Company; (3) the ability to realize the anticipated benefits of the proposed transactions; and (4) other risks and uncertainties indicated from time to time in the Company’s public filings with the SEC. If any of these risks materialize or the Company’s and Aditxt’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of our Annual Report December 31, 2023 filed with the SEC on March 27, 2023, Quarterly Report on Form 10-Q for the quarters ended March 31, 2024 and June 30, 2024, filed with the SEC on May 15, 2024 and August 14, 2024, respectively, and any subsequent filings or other documents we filed, or will file, including the proxy statement/prospectus, with the SEC. There may be additional risks that neither the Company nor Aditxt presently know, or that the Company or Aditxt currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s and Aditxt’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. The Company and Aditxt anticipate that subsequent events and developments will cause the Company’s and Aditxt’s assessments to change. However, while the Company and Aditxt may elect to update these forward-looking statements at some point in the future, the Company and Aditxt specifically disclaim any obligation to do so, except as otherwise required by law. These forward-looking statements should not be relied upon as representing the Company’s and Aditxt’s assessments of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Merger. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	First Amendment to the Amended and Restated Agreement and Plan of Merger, by and among the Company, Aditxt, Inc. and Adifem, Inc., dated August 16, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOFEM BIOSCIENCES, INC.

Dated: August 20, 2024	By:	/s/ Saundra Pelletier
Saundra Pelletier
Chief Executive Officer